As filed with the Securities and Exchange Commission on February 28, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

First Trust Specialty Finance and Financial Opportunities Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Trust Specialty Finance and Financial Opportunities Fund

Supplement to the Notice of Special Meeting and the Proxy Statement and Prospectus
for the
Special Meeting of Shareholders
To Be Held on April 21, 2025

February 28, 2025

Following the mailing of the Notice of Special Meeting and the Proxy Statement and Prospectus dated February 18, 2025 (collectively, the “Proxy Statement/Prospectus”) for the special meeting of shareholders of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) to be held on April 21, 2025 (the “Special Meeting”), the Fund discovered a typographical error regarding the record date for the Special Meeting. The correct record date for the Special Meeting is January 10, 2025. Accordingly, the Proxy Statement/Prospectus is hereby revised as follows:

1.	All references to “January 9, 2025” are hereby deleted and replaced with “January 10, 2025”.

There are no other revisions to the Proxy Statement/Prospectus.